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                                                                   EXHIBIT 23.5



             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS





We consent to the incorporation by reference in this Registration Statement on Form S-4, our report dated January 14, 1994 appearing in the Westamerica/PV Financial Registration Statement on Form S-4 (File No. 33-55417) filed on October 5, 1994 with the Securities and Exchange Commission pursuant to the Securities Act of 1933.


                                                         /s/ GRANT THORNTON


Stockton, California
January 24, 1995